[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) GLOBAL TOTAL
                    RETURN FUND

                    (formerly MFS(R) World Total Return Fund)

                    SEMIANNUAL REPORT o APRIL 30, 1999




          ------------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 34)
          ------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
MFS' Year 2000 Readiness Disclosure ....................................... 33
Trustees and Officers ..................................................... 37



       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

Respectfully,

/s/  Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Frederick J. Simmons]
      Frederick J. Simmons

For the six months ended April 30, 1999, Class A shares of the Fund provided a total return of 4.57%, Class B shares 4.16%, Class C shares 4.23%, and Class I shares 4.67%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

The Fund's returns compare to a 12.49% return for the average global flexible fund portfolio tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. During the same period, the Fund's returns also compare to a 14.91% return for the Lipper Global Flexible Fund Index, 22.32% for the Standard & Poor's 500 Composite Index (S&P 500), and 10.00% for the benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). The S&P 500 is a popular, unmanaged index of common stock total return performance. The Lipper Mutual Fund Indices are unmanaged net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends. The MSCI World Index is a broad, unmanaged index of global equities; the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE OVER THE PAST SIX MONTHS?

A. We believe performance should be considered in light of the Fund's conservative strategy of investing in stocks and bonds. Our stock portfolio emphasizes large, financially strong companies, particularly in the United States and Europe. Using MFS(R) Original Research(SM), we look for companies that have a history of being profitable and of being leaders in their markets. On the fixed-income side, the holdings are virtually all government-issued bonds from major European countries, the United States, and Japan. Our philosophy is this: if we need bonds to help cushion declines in the world's stock markets, we don't want any question about the quality of those bonds.

Q. HOW HAS THE POSITIONING OF THE FUND'S STOCK HOLDINGS IMPACTED PERFORMANCE?

A. The Fund has a lot fewer technology stocks in comparison to the indices or the portfolios of many of our competitors, and this underweighting has detracted from performance. The technology sector has been one of the most powerful areas of the stock market but because prices of technology stocks tend to be quite volatile, we continue to underweight them. In addition, we had fewer Japanese and more European holdings than our competitors. While the underweighting in Japan has served us well for several years, it has hurt us in the past few months because Japanese stocks have made big gains and European stocks have underperformed.

Q. WHAT ARE YOU DOING TO IMPROVE PERFORMANCE?

A. On technology, I'm standing pat. But I'm not going to increase the Fund's technology weighting much above what it is now because prices of these stocks are just too volatile for this conservative fund.

In other sectors, we have eliminated some underperforming stocks and considerably reduced our positions in others. For example, our position in Tomkins (a British conglomerate involved in factory automation, energy, baking, transportation, and other businesses) has been greatly reduced. At one point, Tomkins was one of the 10-largest holdings in the portfolio, but the company's management recently has had problems executing its strategy.

Meanwhile, we bought stocks that we think will help performance. For example, we bought Cable & Wireless in the United Kingdom, Hellenic Telecom in Greece, Telecom Italia Mobile in Italy, and Helsinki Telecom in Finland. The growth in telecommunications is helping almost all of the major companies in this industry. We also bought Banco Popular, a well-run Spanish bank. However, as European banks continue to consolidate, we think Banco Popular could be bought out, probably at a premium to its current price.

Q. COULD YOU TALK ABOUT STOCKS THAT HELPED PERFORMANCE?

A. The Fund benefited from good performance by Mannesmann, a German telecommunications company; Tyco International, a U.S. conglomerate; and Takeda Chemical, a Japanese pharmaceutical company that does a lot of export business. We've also seen strong performance from Compass, a British food services company. We believe these are four well-run businesses, with steadily growing profits.

Q. WHERE HAVE YOU CONCENTRATED YOUR U.S. HOLDINGS?

A. Until recently, our U.S. holdings had focused on three major sectors: pharmaceuticals, financial services, and energy. We have reduced our positions in the first two sectors, but have maintained our energy positions. Although our pharmaceutical holdings performed well, we felt their prices were high despite declining earnings growth. We also cut back on our financial services holdings, although these companies had helped performance until recently. Earlier this year, prices of some financial services stocks began to decline, partly because investors felt that the companies had gotten quite expensive. We, however, have maintained our position in energy, including Exxon, BP Amoco, and Royal Dutch Petroleum. This sector has done well lately in response to rising oil and gas prices.

Q. WHAT'S YOUR VIEW ON EUROPE, AND HOW IS THIS VIEW REFLECTED IN THE FUND?

A. The European economy had been relatively strong but began to show some weakness earlier this year. However, recently it seems to be reviving. The Fund's weighting in Europe has stayed about the same over the past six months, but several of the holdings have been changed. For example, we bought Castorama Dubois, a rapidly growing French company similar to Home Depot that is benefiting from increasing consumer spending in Europe.

Q. WHAT IS THE FUND'S EMERGING MARKET EXPOSURE?

A. Minimal. Emerging markets rebounded this year, but trends can end very suddenly. Like those in technology, stock prices in emerging markets are too volatile for a conservatively run portfolio. So I'll stick to my guns.

Q. WHAT CAN YOU TELL US ABOUT THE BOND POSITION?

A. We've taken steps to reduce the Fund's sensitivity to rising interest rates by increasing our holdings of bonds with shorter maturities. Any increase in interest rates -- which could be prompted by unexpectedly strong growth or by another international crisis -- would mean lower prices for longer-term bonds. We like the United Kingdom and Greece, but for different reasons. The Bank of England has been cutting interest rates to help spur growth, and we see that continuing. Greece is not yet participating in the European monetary union (EMU). For now, this means Greece's bonds are trading at higher yields than bonds from EMU countries. However, when Greece joins EMU, we think yields on its bonds will go down, and their prices will go up.

Q. WHAT'S YOUR OUTLOOK FOR INTERNATIONAL MARKETS?

A. I think we can expect gains in all three major areas of the world: the United States, Europe, and perhaps Japan. Interest rates and inflation remain low, and the U.S. economy continues to grow at a strong rate. The United States is going to pull along all of the other major economies, with the possible exception of Japan, which has to do more on its own to stimulate growth.

/s/   Frederick J. Simmons

      Frederick J. Simmons
      Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   FREDERICK J. SIMMONS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL TOTAL RETURN FUND, MFS(R) INTERNATIONAL GROWTH AND INCOME FUND, AND THE WORLD TOTAL RETURN SERIES AND INTERNATIONAL GROWTH AND INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND AND THE NOMURA GN GLOBAL TOTAL RETURN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

   MR. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1974, VICE PRESIDENT IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM THE AMOS TUCK SCHOOL OF BUSINESS
   ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST, A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS TOTAL RETURN: ABOVE-AVERAGE CURRENT INCOME
                                (COMPARED TO AN ALL-STOCK PORTFOLIO) AND
                                OPPORTUNITIES FOR LONG-TERM GROWTH OF CAPITAL
                                AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        SEPTEMBER 4, 1990

  CLASS INCEPTION:              CLASS A  SEPTEMBER 4, 1990
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS C  JANUARY 3, 1994
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $374.2 MILLION NETS AS OF APRIL 30, 1999

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH APRIL 30, 1999

CLASS A

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.57%       +6.51%      +46.91%      +83.02%        +184.80%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.51%      +13.68%      +12.85%        + 12.85%
------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +1.45%      +11.85%      +11.76%        + 12.21%
------------------------------------------------------------------------------------------------------------------

CLASS B

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.16%       +5.78%      +43.91%      +76.86%        +174.06%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +5.78%      +12.90%      +12.08%        + 12.35%
------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +1.90%      +12.11%      +11.82%        + 12.35%
------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 4, 1990, through April 30, 1999.

CLASS C

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.23%       +5.81%      +44.06%      +77.10%        +175.11%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +5.81%      +12.94%      +12.11%        + 12.40%
------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +4.84%      +12.94%      +12.11%        + 12.40%
------------------------------------------------------------------------------------------------------------------

CLASS I

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +4.67%       +6.80%      +48.00%      +84.41%        +186.77%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.80%      +13.96%      +13.02%        + 12.94%
------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, September 4, 1990, through April 30, 1999.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                 22.2%
CONSUMER STAPLES                   12.8%
UTILITIES & COMMUNICATIONS         10.9%
HEALTH CARE                         7.9%
TECHNOLOGY                          7.4%

TOP 10 STOCK HOLDINGS

BP AMOCO PLC  2.9%                          TAKEDA CHEMICAL INDUSTRIES  2.2%
British oil and petrochemical company       Japanese pharmaceutical company

MANNESMANN AG  2.5%                         SEITA  2.2%
German industrial and                       French tobacco company
telecommunications company
                                            PINAULT-PRINTEMPS-REDOUTE S.A.  2.1%
TYCO INTERNATIONAL LTD.  2.5%               French department store chain
U.S. security systems, packaging, and
electronic equipment conglomerate           BRISTOL-MYERS SQUIBB CO.  2.0%
                                            U.S. pharmaceutical products
                                            company
CANADIAN NATIONAL RAILWAY CO.  2.3%
Railway/transporation company               COMPASS GROUP PLC  1.9%
                                            British commercial food catering
                                            company
QBE INSURANCE GROUP LTD.  2.3%
Australian commercial insurance company

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) - April 30, 1999

Stocks - 55.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 19.2%
  Auto Parts - 0.2%
    Delphi Automotive Systems Corp.*                                     29,500           $    573,406
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Wells Fargo Co.                                                      83,300           $  3,597,519
--------------------------------------------------------------------------------------------------------
  Beverages - 0.8%
    Anheuser-Busch Cos., Inc.                                            40,200           $  2,939,625
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    International Business Machines Corp.                                 9,790           $  2,047,946
    Xerox Corp.                                                          53,900              3,166,625
                                                                                          ------------
                                                                                          $  5,214,571
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.5%
    Martin Marietta Materials, Inc.                                      30,886           $  1,909,141
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.4%
    Newell Rubbermaid, Inc.*                                             31,200           $  1,480,050
    Philip Morris Cos., Inc.                                             66,550              2,333,409
    Tyco International Ltd.                                              65,322              5,307,413
                                                                                          ------------
                                                                                          $  9,120,872
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Raytheon Co., "A"                                                    33,600           $  2,324,700
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Cooper Industries, Inc.                                              30,200           $  1,460,925
    General Electric Co.                                                 15,390              1,623,645
                                                                                          ------------
                                                                                          $  3,084,570
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    American Express Co.                                                 26,770           $  3,498,504
    Federal Home Loan Mortgage Corp.                                     58,960              3,699,740
                                                                                          ------------
                                                                                          $  7,198,244
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    Associates First Capital Corp., "A"                                  68,500           $  3,035,406
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    McCormick & Co., Inc.                                                21,890           $    663,541
--------------------------------------------------------------------------------------------------------
  Insurance - 2.0%
    Allstate Corp.                                                       58,150           $  2,115,206
    American International Group, Inc.                                   27,400              3,217,788
    ReliaStar Financial Corp.                                            59,740              2,195,445
                                                                                          ------------
                                                                                          $  7,528,439
--------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Exxon Corp.                                                          16,690           $  1,386,313
--------------------------------------------------------------------------------------------------------
  Paper - 0.5%
    Jefferson Smurfit Corp.                                             647,900           $  1,729,642
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.4%
    Bristol-Myers Squibb Co.                                             67,260           $  4,275,214
    Pharmacia & Upjohn, Inc.                                             23,000              1,288,000
                                                                                          ------------
                                                                                          $  5,563,214
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Gannett Co., Inc.                                                    16,830           $  1,191,774
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    McDonald's Corp.                                                     88,480           $  3,749,340
--------------------------------------------------------------------------------------------------------
  Stores - 0.3%
    Rite Aid Corp.                                                       42,980           $  1,001,971
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Albertsons, Inc.                                                     51,650           $  2,659,975
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.3%
    Bell Atlantic Corp.                                                  44,500           $  2,564,312
    Sprint Corp.                                                         20,490              2,101,506
                                                                                          ------------
                                                                                          $  4,665,818
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    Sierra Pacific Resources                                             78,180           $  2,785,162
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $ 71,923,243
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 36.6%
  Australia - 1.7%
    Australia & New Zealand Banking Group Ltd.
      (Banks and Credit Cos.)*                                          167,200           $  1,323,915
    QBE Insurance Group Ltd. (Insurance)*                             1,075,895              4,811,122
    Seven Network Ltd. (Entertainment)                                   94,250                316,969
                                                                                          ------------
                                                                                          $  6,452,006
--------------------------------------------------------------------------------------------------------
  Austria - 0.4%
    Austria Tabak AG (Tobacco)                                           23,630           $  1,447,154
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    Dairy Farm International Holdings Ltd. (Supermarkets)             1,018,000           $  1,506,640
--------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)                            76,680           $  4,840,425
--------------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Helsingin Puhelin Oyj (Telecommunications)                           26,020           $  1,096,234
--------------------------------------------------------------------------------------------------------
  France - 5.7%
    Castorama Dubois Investisse (Stores - Building
      Products)                                                          10,100           $  2,415,531
    Pernod-Ricard (Beverages)                                            19,300              1,301,191
    Pinault-Printemps-Redoute S.A. (Retail)                              27,500              4,558,850
    Sanofi S.A. (Medical and Health Products)                            13,330              2,087,345
    SEITA (Tobacco)                                                      75,900              4,568,142
    Total S.A., ADR (Oils)                                               20,800              1,414,400
    TV Francaise (Entertainment)                                         16,810              3,283,692
    Union des Assurances Federales S.A. (Insurance)                      16,750              1,864,140
                                                                                          ------------
                                                                                          $ 21,493,291
--------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Bayerische HypoVereinsbank (Banks and Credit Cos.)                   36,600           $  2,384,456
    Mannesmann AG (Telecommunications)                                   40,880              5,378,385
                                                                                          ------------
                                                                                          $  7,762,841
--------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                               63,724           $  1,479,067
--------------------------------------------------------------------------------------------------------
  Ireland - 0.4%
    Allied Irish Bank PLC (Banks and Credit Cos.)                        84,792           $  1,364,989
--------------------------------------------------------------------------------------------------------
  Italy - 1.1%
    ENI S.p.A, ADR (Oils)                                                20,450           $  1,336,919
    San Paolo Imi S.p.A (Banks and Credit Cos.)*                         84,844              1,272,133
    Telecom Italia Mobile S.p.A. (Telecommunications)                   344,700              1,153,781
    Unione Immobiliare S.p.A. (Real Estate)*                            711,350                407,104
                                                                                          ------------
                                                                                          $  4,169,937
--------------------------------------------------------------------------------------------------------
  Japan - 5.0%
    Canon, Inc. (Special Products and Services)                         136,000           $  3,326,799
    Fujitsu Ltd. (Computer Hardware - Systems)                           98,000              1,678,897
    NTT Mobile Communication Network, Inc.
      (Telecommunications)                                                   23              1,348,748
    Olympus Optical Co. (Optical Goods)                                 148,000              1,820,089
    Rohm Co. (Electronics)                                               19,000              2,292,033
    Secom Co., Ltd. (Security Services)                                  17,000              1,660,551
    Takeda Chemical Industries (Pharmaceuticals)                        108,000              4,695,652
    Terumo Corp. (Health Goods)                                          64,000              1,393,985
    Ushio, Inc. (Electronics)                                            53,000                604,725
                                                                                          ------------
                                                                                          $ 18,821,479
--------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    Panamerican Beverages, Inc. "A"                                      10,500           $    232,969
--------------------------------------------------------------------------------------------------------
  Netherlands - 5.3%
    Akzo Nobel N.V. (Chemicals)                                          62,880           $  2,838,387
    Benckiser N.V., "B" (Consumer Goods and Services)                    52,310              2,883,223
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                         60,100              2,316,276
    IHC Caland N.V. (Marine Equipment)*                                  36,568              1,656,462
    ING Groep N.V. (Financial Services)*                                 20,949              1,289,599
    Koninklijke Ahold N.V., ADR (Food/Retail)                            65,193              2,452,886
    Royal Dutch Petroleum Co., ADR (Oils)                                26,110              1,532,331
    Unilever N.V. (Food)                                                 16,300              1,058,481
    Wolters Kluwer (Publishing)*                                         84,852              3,691,325
                                                                                          ------------
                                                                                          $ 19,718,970
--------------------------------------------------------------------------------------------------------
  Portugal - 0.9%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)              111,790           $  2,083,390
    Electricidade de Portugal S.A. (Utilities - Electric)                59,900              1,125,822
                                                                                          ------------
                                                                                          $  3,209,212
--------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    Allgreen Properties Ltd. (Real Estate Development)*                  84,000           $     51,020
    Asia Pulp & Paper Co. Ltd., ADR (Paper Products)*                   111,300              1,168,650
                                                                                          ------------
                                                                                          $  1,219,670
--------------------------------------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp. (Utilities - Electric)                    17,350           $    499,470
--------------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Banco Popular Espanol S.A. (Banks and Credit Cos.)                   16,700           $  1,181,447
    Telefonica de Espana (Utilities - Telephone)*                        75,030              3,513,594
                                                                                          ------------
                                                                                          $  4,695,041
--------------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    Ericsson LM, "B" (Telecommunication Equipment)                       48,100           $  1,263,538
    Saab AB, "B" (Aerospace)                                            270,500              2,197,492
    Skandia Forsakrings AB (Insurance)                                   87,100              1,683,740
                                                                                          ------------
                                                                                          $  5,144,770
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.7%
    Clariant AG (Chemicals)                                               2,330           $  1,191,581
    Nestle S.A. (Food and Beverage Products)                              1,390              2,572,758
    UBS AG (Banks and Credit Cos.)                                        8,200              2,784,946
                                                                                          ------------
                                                                                          $  6,549,285
--------------------------------------------------------------------------------------------------------
  United Kingdom - 6.8%
    Allied Zurich PLC (Insurance)*                                       70,885           $    939,338
    AstraZeneca Group PLC (Medical and Health Products)                  28,463              1,110,570
    Avis Europe PLC (Auto Rental)##                                     265,020              1,120,920
    BP Amoco PLC, ADR (Oils)                                             54,777              6,200,072
    British Aerospace PLC (Aerospace and Defense)*                      330,839              2,474,058
    Cable & Wireless Communications PLC
      (Telecommunications)                                              107,300              1,223,450
    Compass Group PLC (Food-Catering)                                   382,300              3,934,816
    Lloyds TSB Group PLC (Banks and Credit Cos.)                        144,865              2,334,379
    Rentokil Initial PLC (Environmental Services)                       160,100                939,132
    Reuters Group PLC (Business Services)                               140,250              1,900,260
    Tomkins PLC (Conglomerate)                                           39,248                166,633
    Williams PLC (Conglomerate)                                         428,064              2,960,175
                                                                                          ------------
                                                                                          $ 25,303,803
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $137,007,253
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $165,062,334)                                              $208,930,496
--------------------------------------------------------------------------------------------------------

Bonds 35.7%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
U.S. Bonds - 17.5%
  U.S. Treasury Obligations - 17.5%
    U.S. Treasury Notes, 4.75s, 2004                                   $  6,800           $  6,666,108
    U.S. Treasury Notes, 5.375s, 2003                                    28,320             28,448,290
    U.S. Treasury Notes, 5.625s, 2008                                    29,750             30,196,250
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $ 65,310,648
------------------------------------------------------------------------------------------------------
Foreign Bonds - 18.2%
  Australia - 2.0%
    Commonwealth of Australia, 7.5s, 2005                     AUD         9,950           $  7,312,518
------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Government of Canada, 5.25s, 2008                                  $  2,900           $  2,770,225
------------------------------------------------------------------------------------------------------
  Denmark - 1.7%
    Kingdom of Denmark, 7s, 2007                              DKK        37,932           $  6,483,416
------------------------------------------------------------------------------------------------------
  Germany - 3.9%
    Germany Federal Republic, 6s, 2007                        EUR         4,818           $  5,840,163
    Germany Federal Republic, 3.75s, 2009                                 8,478              8,866,880
                                                                                          ------------
                                                                                          $ 14,707,043
------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Republic, 8.6s, 2008                             GRD       193,000           $    738,042
    Hellenic Republic, 8.9s, 2003                                       210,000                736,040
                                                                                          ------------
                                                                                          $  1,474,082
------------------------------------------------------------------------------------------------------
  Italy - 1.2%
    Republic of Italy, 6.75s, 2007                            EUR         3,579           $  4,504,699
------------------------------------------------------------------------------------------------------
  New Zealand - 1.9%
    Government of New Zealand, 7s, 2009                       NZD         1,800           $  1,099,446
    Government of New Zealand, 8s, 2004                                   9,160              5,814,766
                                                                                          ------------
                                                                                          $  6,914,212
------------------------------------------------------------------------------------------------------
  Sweden - 2.2%
    Kingdom of Sweden, 6s, 2005                               SEK        26,100           $  3,467,412
    Kingdom of Sweden, 9s, 2009                                          28,400              4,673,269
                                                                                          ------------
                                                                                          $  8,140,681
------------------------------------------------------------------------------------------------------
  United Kingdom - 4.2%
    United Kingdom Treasury, 6.5s, 2003                       GBP         5,000           $  8,595,832
    United Kingdom Treasury, 6.75s, 2004                                  4,100              7,220,016
                                                                                          ------------
                                                                                          $ 15,815,848
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $ 68,122,724
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $137,102,646)                                               $133,433,372

Preferred Stock 0.9%
------------------------------------------------------------------------------------------------------
                                                                         SHARES
------------------------------------------------------------------------------------------------------
Foreign Preferred - 0.9%
      Henkel KGaA (Germany - Chemicals)
        (Identified Cost $2,452,209)                                     40,520           $  3,204,603

Rights
------------------------------------------------------------------------------------------------------
      Telefonica de Espana (Spain - Utilities - Telephone)*
        (Identified Cost, $62,131)                                       75,030           $     70,510

Short-Term Obligations - 6.6%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
      General Electric Capital Corp., due 5/03/99 $                    $  5,000           $  4,998,628
      Federal Farm Credit Bank Discount Notes, due 5/10/99                8,000              7,990,600
      Student Loan Marketing Discount Note, due 5/03/99                  11,830             11,826,845
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 24,816,073
------------------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
      Japanese Government Bonds/
        May/133.08 (Premiums Paid, $95,678)                   JPY       910,000           $    175,337
------------------------------------------------------------------------------------------------------

Put Options Purchased
------------------------------------------------------------------------------------------------------
      Deutsche Marks
        November/0.997 (Premiums Paid, $48,124)               DEM           437           $    135,217
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $329,639,195)                                         $370,765,608
------------------------------------------------------------------------------------------------------

Put OptionsWritten
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
      Japanese Government Bonds/
        May/133.08 (Premiums Received, $(95,678))             JPY      (910,000)          $    (11,435)
------------------------------------------------------------------------------------------------------

Call Options Written
------------------------------------------------------------------------------------------------------
      Australian Dollars
        May/0.6245 (Premiums Received, $(15,908))             AUD        (1,967)          $          0
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                        3,464,924
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $374,219,097
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollars              GRD  = Greek Drachma
DEM = Deutsche Marks                  JPY  = Japanese Yen
DKK = Danish Kroner                   NZD  = New Zealand Dollars
EUR = Euro                            SEK  = Swedish Krone
GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $329,639,195)            $370,765,608
  Cash                                                                   43,775
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                          444,182
  Receivable for Fund shares sold                                       961,915
  Receivable for investments sold                                    11,339,278
  Interest and dividends receivable                                   3,200,105
  Other assets                                                            3,809
                                                                   ------------
    Total assets                                                   $386,758,672
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $  1,611,881
  Payable for investments purchased                                  10,209,838
  Net payable for forward foreign currency exchange
    contracts to sell                                                   417,216
  Written options outstanding, at value
    (premiums received, $111,586)                                        11,435
  Payable to affiliates -
    Management fee                                                        8,018
    Shareholder servicing agent fee                                       1,031
    Distribution and service fee                                        115,105
    Administrative fee                                                      155
  Accrued expenses and other liabilities                                164,896
                                                                   ------------
      Total liabilities                                            $ 12,539,575
                                                                   ------------
Net assets                                                         $374,219,097
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $308,787,229
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     41,247,212
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    27,045,207
  Accumulated distributions in excess of net investment income       (2,860,551)
                                                                   ------------
      Total                                                        $374,219,097
                                                                   ============
Shares of beneficial interest outstanding                            26,642,444
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $187,736,766 / 13,350,269 shares of
     beneficial interest outstanding)                                 $14.06
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $14.76
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $132,283,553 / 9,426,837 shares of
     beneficial interest outstanding)                                 $14.03
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $52,414,635 / 3,738,569 shares of
     beneficial interest outstanding)                                 $14.02
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,784,143 / 126,769 shares of
     beneficial interest outstanding)                                 $14.07
                                                                      ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  4,012,560
    Dividends                                                         1,334,400
    Foreign taxes withheld                                              (77,450)
                                                                   ------------
      Total investment income                                      $  5,269,510
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,408,105
    Trustees' compensation                                               19,812
    Shareholder servicing agent fee                                     194,741
    Distribution and service fee (Class A)                              322,095
    Distribution and service fee (Class B)                              617,636
    Distribution and service fee (Class C)                              217,993
    Administrative fee                                                   18,173
    Custodian fee                                                       123,591
    Postage                                                              27,723
    Printing                                                             21,159
    Auditing fees                                                        19,000
    Legal fees                                                            1,401
    Miscellaneous                                                       142,142
                                                                   ------------
      Total expenses                                               $  3,133,571
    Fees paid indirectly                                                (14,118)
                                                                   ------------
      Net expenses                                                 $  3,119,453
                                                                   ------------
        Net investment income                                      $  2,150,057
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 23,520,789
    Written option transactions                                         527,015
    Foreign currency transactions                                     2,926,452
                                                                   ------------
      Net realized gain on investments and foreign
        currency transactions                                      $ 26,974,256
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(11,751,072)
    Written options                                                      39,850
    Translation of assets and liabilities in foreign currencies      (2,588,833)
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(14,300,055)
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 12,674,201
                                                                   ------------
          Increase in net assets from operations                   $ 14,824,258
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               APRIL 30, 1999            OCTOBER 31, 1998
                                                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  2,150,057                $  5,060,276
  Net realized gain on investments and foreign currency
    transactions                                                   26,974,256                  23,364,047
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (14,300,055)                  9,640,634
                                                                 ------------                ------------
    Increase in net assets from operations                       $ 14,824,258                $ 38,064,957
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (1,261,155)               $ (2,035,201)
  From net investment income (Class B)                               (656,952)                   (655,779)
  From net investment income (Class C)                               (217,832)                   (177,479)
  From net investment income (Class I)                                (14,310)                    (28,271)
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (11,777,309)                (10,168,017)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                (7,731,843)                 (6,502,653)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (2,441,077)                 (1,566,438)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (120,214)                   (113,097)
  In excess of net investment income (Class A)                     (1,512,443)                       --
  In excess of net investment income (Class B)                       (787,852)                       --
  In excess of net investment income (Class C)                       (261,236)                       --
  In excess of net investment income (Class I)                        (17,162)                       --
                                                                 ------------                ------------
    Total distributions declared to shareholders                 $(26,799,385)               $(21,246,935)
                                                                 ------------                ------------
Net increase in net assets from Fund share transactions          $ 65,235,868                $ 30,717,782
                                                                 ------------                ------------
      Total increase in net assets                               $ 53,260,741                $ 47,535,804
Net assets:
  At beginning of period                                          320,958,356                 273,422,552
                                                                 ------------                ------------
At end of period (including distributions in excess of net
  investment income ($2,860,551) and ($281,666),
  respectively)                                                  $374,219,097                $320,958,356
                                                                 ============                ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                         SIX MONTHS ENDED        ------------------------------------------------------------
                                           APRIL 30, 1999             1998             1997             1996             1995
                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $14.59           $13.84           $12.73           $11.57           $10.58
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income                            $ 0.11           $ 0.28           $ 0.31           $ 0.34           $ 0.33
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                     0.55             1.57             1.61             1.46             0.79
                                                   ------           ------           ------           ------           ------
    Total from investment operations               $ 0.66           $ 1.85           $ 1.92           $ 1.80           $ 1.12
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.10)          $(0.18)          $(0.21)          $(0.63)          $(0.08)
  From net realized gain on investments and
    foreign currency transactions                   (0.96)           (0.92)           (0.60)           (0.01)           (0.05)
  In excess of net investment income                (0.13)            --               --               --               --
                                                   ------           ------           ------           ------           ------
    Total distributions declared to
     shareholders                                  $(1.19)          $(1.10)          $(0.81)          $(0.64)          $(0.13)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $14.06           $14.59           $13.84           $12.73           $11.57
                                                   ======           ======           ======           ======           ======
Total return(+)                                     4.57%++         14.29%           15.71%           16.06%           10.63%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.47%+           1.51%            1.59%            1.63%            1.77%
  Net investment income                             1.52%+           1.99%            2.35%            2.79%            3.06%
Portfolio turnover                                    53%             183%             143%             167%             160%
Net assets at end of period (000 omitted)        $187,737         $174,576         $152,919         $129,843         $110,294

  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                            SIX MONTHS ENDED        ---------------------------------------------------------------
                                              APRIL 30, 1999             1998            1997            1996            1995
                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $14.56           $13.82          $12.71          $11.52          $10.54
                                                      ------           ------          ------          ------          ------
Income from investment operations# -
  Net investment income                               $ 0.06           $ 0.19          $ 0.22          $ 0.25          $ 0.25
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                        0.55             1.56            1.62            1.46            0.77
                                                      ------           ------          ------          ------          ------
    Total from investment operations                  $ 0.61           $ 1.75          $ 1.84          $ 1.71          $ 1.02
                                                      ------           ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                          $(0.08)          $(0.09)         $(0.13)         $(0.47)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                      (0.96)           (0.92)          (0.60)          (0.01)          (0.01)
  In excess of net investment income                   (0.10)            --              --             (0.04)           --
                                                      ------           ------          ------          ------          ------
    Total distributions declared to
     shareholders                                     $(1.14)          $(1.01)         $(0.73)         $(0.52)         $(0.04)
                                                      ------           ------          ------          ------          ------
Net asset value - end of period                       $14.03           $14.56          $13.82          $12.71          $11.52
                                                      ======           ======          ======          ======          ======
Total return                                           4.16%++         13.57%          15.00%          15.29%           9.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.13%+           2.16%           2.25%           2.34%           2.49%
  Net investment income                                0.88%+           1.33%           1.70%           2.07%           2.34%
Portfolio turnover                                       53%             183%            143%            167%            160%
Net assets at end of period (000 omitted)           $132,284         $113,966         $96,931         $71,788         $57,214

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                             SIX MONTHS ENDED        --------------------------------------------------------------
                                               APRIL 30, 1999            1998            1997            1996            1995
                                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $14.56          $13.82          $12.72          $11.52          $10.53
                                                       ------          ------          ------          ------          ------

Income from investment operations# -
  Net investment income                                $ 0.06          $ 0.19          $ 0.23          $ 0.26          $ 0.27
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                         0.55            1.56            1.61            1.46            0.76
                                                       ------          ------          ------          ------          ------
    Total from investment operations                   $ 0.61          $ 1.75          $ 1.84          $ 1.72          $ 1.03
                                                       ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                           $(0.09)         $(0.09)         $(0.14)         $(0.51)         $(0.03)
  From net realized gain on investments and
    foreign currency transactions                       (0.96)          (0.92)          (0.60)          (0.01)          (0.01)
  In excess of net investment income                    (0.10)           --              --              --              --
                                                       ------          ------          ------          ------          ------
    Total distributions declared to shareholders       $(1.15)         $(1.01)         $(0.74)         $(0.52)         $(0.04)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $14.02          $14.56          $13.82          $12.72          $11.52
                                                       ======          ======          ======          ======          ======
Total return                                            4.23%++        13.52%          14.97%          15.41%           9.84%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.13%+          2.16%           2.24%           2.27%           2.42%
  Net investment income                                 0.91%+          1.33%           1.71%           2.14%           2.41%
Portfolio turnover                                        53%            183%            143%            167%            160%
Net assets at end of period (000 omitted)             $52,415         $30,580         $21,725         $14,248         $10,894

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                       SIX MONTHS ENDED             ----------------------------------
                                                         APRIL 30, 1999                  1998                    1997*
                                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $14.60                $13.86                   $12.51
                                                                 ------                ------                   ------
Income from investment operations# -
  Net investment income                                          $ 0.13                $ 0.33                   $ 0.30
  Net realized and unrealized gain on investments and
    foreign currency transactions                                  0.55                  1.56                     1.21
                                                                 ------                ------                   ------
    Total from investment operations                             $ 0.68                $ 1.89                   $ 1.51
                                                                 ------                ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.11)               $(0.23)                  $(0.16)
  From net realized gain on investments and foreign
    currency transactions                                         (0.96)                (0.92)                     --
  In excess of net investment income                              (0.14)                  --                       --
                                                                 ------                ------                   ------
    Total distributions declared to shareholders                 $(1.21)               $(1.15)                  $(0.16)
                                                                 ------                ------                   ------
Net asset value - end of period                                  $14.07                $14.60                   $13.86
                                                                 ======                ======                   ======
Total return                                                      4.67%++              14.78%                   12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      1.12%+                1.16%                    1.24%+
  Net investment income                                           1.86%+                2.33%                    2.72%+
Portfolio turnover                                                  53%                  183%                     143%
Net assets at end of period (000 omitted)                        $1,784                $1,837                   $1,848

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At April 30, 1999, the value of securities loaned was $1,995,344. These loans were collateralized by U.S. Treasury securities of $2,050,385. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets and 5.00% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,716 for the six months ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,075 for the six months ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,509 for the six months ended April 30, 1999. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,871 and $10,672 for Class B and Class C shares, respectively, for the six months ended April 30, 1999. Fees incurred under the distribution plan during the six months ended April 30, 1999, were 1.00 % of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1999, were $2,127, $85,556, and $8,174 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $ 26,490,376    $ 20,956,892
                                                   ------------    ------------
Investments (non-U.S. government
  securities)                                      $177,515,266    $154,162,583
                                                   ------------    ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $329,681,422
                                                                   ------------
Gross unrealized appreciation                                      $ 48,921,350
Gross unrealized depreciation                                        (7,837,164)
                                                                   ------------
    Net unrealized appreciation                                    $ 41,084,186
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             6,447,254       $ 91,135,764        4,562,531       $ 64,549,008
Shares issued to shareholders in
  reinvestment of distributions           969,274         13,443,849          851,079         11,252,564
Shares reacquired                      (6,030,613)       (85,063,358)      (4,495,909)       (63,669,790)
                                       ----------       ------------       ----------       ------------
    Net increase                        1,385,915       $ 19,516,255          917,701       $ 12,131,782
                                       ==========       ============       ==========       ============

Class B Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,947,438       $ 27,491,647        2,053,125       $ 29,003,679
Shares issued to shareholders in
  reinvestment of distributions           556,569          7,725,166          473,256          6,245,341
Shares reacquired                        (902,360)       (12,707,973)      (1,715,969)       (23,999,209)
                                       ----------       ------------       ----------       ------------
    Net increase                        1,601,647       $ 22,508,840          810,412       $ 11,249,811
                                       ==========       ============       ==========       ============

Class C Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             1,880,810       $ 26,625,511          822,996       $ 11,685,593
Shares issued to shareholders in
  reinvestment of distributions           147,842          2,049,089          106,700          1,409,153
Shares reacquired                        (390,236)        (5,476,254)        (401,733)        (5,642,659)
                                       ----------       ------------       ----------       ------------
    Net increase                        1,638,416       $ 23,198,346          527,963       $  7,452,087
                                       ==========       ============       ==========       ============

Class I Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                   ---------------------------------   ---------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 6,337       $     88,173            6,889       $     96,595
Shares issued to shareholders in
  reinvestment of distributions            10,936            151,681           10,688            141,367
Shares reacquired                         (16,267)          (227,427)         (25,193)          (353,860)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)                 1,006       $     12,427           (7,616)      $   (115,898)
                                       ==========       ============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1999, was $1,335. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                             1999 CALLS                         1999 PUTS
                                        -------------------------------   -------------------------------
                                        PRINCIPAL AMOUNTS                 PRINCIPAL AMOUNTS
                                             OF CONTRACTS                      OF CONTRACTS
                                            (000 OMITTED)      PREMIUMS       (000 OMITTED)      PREMIUMS
---------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                5,211    $   98,024                --      $     --
  Canadian Dollars                                  5,264        44,753                --            --
  Deutsche Marks/British
  Pounds                                           10,946        52,539              11,647        52,538
  Japanese Yen                                    236,735        44,974                --            --
Options written -
  Australian Dollars                                3,876        22,366               4,158        34,177
  Deutsche Marks/British
  Pounds                                             --            --                    26         9,901
  Japanese Government Bonds                          --            --             1,590,000       163,456
  Japanese Yen                                    782,210        42,185             872,300        67,210
  Swedish Krona/British
  Pounds                                           58,094        84,223                --            --
Options terminated in closing transactions -
  Australian Dollars                               (5,211)      (98,024)             (4,158)      (34,177)
  Deutsche Marks/British
  Pounds                                          (10,946)      (52,539)               --            --
  Japanese Government Bonds                          --            --              (680,000)      (67,778)
  Japanese Yen                                   (236,735)      (44,974)               --            --
Options exercised -
  Deutsche Marks/British
  Pounds                                             --            --                   (26)       (9,901)
Options expired -
  Australian Dollars                               (1,909)       (6,458)               --            --
  Canadian Dollars                                 (5,264)      (44,753)               --            --
  Deutsche Marks/British
  Pounds                                             --            --               (11,647)      (52,538)
  Japanese Yen                                   (782,210)      (42,185)           (872,300)      (67,210)
  Swedish Krona/British
  Pounds                                          (58,094)      (84,223)               --            --
                                                              ---------                         ---------
OUTSTANDING, END OF PERIOD                                    $  15,908                         $  95,678
                                                              =========                         =========
OPTIONS OUTSTANDING AT END
OF PERIOD CONSIST OF:
  Australian Dollars                                1,967      $ 15,908                --       $   --
  Japanese Government Bonds                          --           --                910,000       95,678
                                                              ---------                         ---------
OUTSTANDING, END OF PERIOD                                    $  15,908                         $  95,678
                                                              =========                         =========

Forward Foreign Currency Exchange Contracts

                                                                                               NET UNREALIZED
                                            CONTRACTS TO      IN EXCHANGE     CONTRACTS AT       APPRECIATION
                    SETTLEMENT DATE      DELIVER/RECEIVE              FOR            VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Sales                      06/16/99  AUD      11,665,790     $  7,413,563     $  7,717,479         $(303,916)
                           06/16/99  DKK      46,483,827        6,832,742        6,622,933           209,809
                           06/16/99  NZD      13,012,183        6,961,518        7,284,627          (323,109)
                                                              -----------      -----------         ---------
                                                              $21,207,823      $21,625,039         $(417,216)
                                                              ===========      ===========         =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $115,140 with Deutsche Bank and a net receivable of $301,921 with C.S. First Boston and $257,401 with Merrill Lynch at April 30, 1999.

At April 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) GLOBAL TOTAL RETURN FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           Investor Information For MFS stock and bond
                                                       market outlooks, call toll free: 1-800-637-4458
The Hon. Sir J. David Gibbons, KBE - Chief             anytime from a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.             For information on MFS mutual funds, call your
                                                       financial adviser or, for an information kit,
Abby M. O'Neill - Private Investor                     call toll free: 1-800-637-2929 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time (or leave a
Walter E. Robb, III - President and Treasurer,         message anytime).
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting          INVESTOR SERVICE
Group, Inc. (office services)                          MFS Service Center, Inc.
                                                       P.O. Box 2281
Arnold D. Scott* - Senior Executive                    Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from 8 a.m. to
Jeffrey L. Shames* - Chairman, Chief                   8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                              For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business day
J. Dale Sherratt - President, Insight                  from 9 a.m. to 5 p.m. Eastern time. (To use
Resources, Inc. (acquisition planning                  this service, your phone must be equipped with
specialists)                                           a Telecommunications Device for the Deaf.) For
                                                       share prices, account balances, and exchanges,
Ward Smith - Former Chairman (until 1994),             call toll free: 1-800-MFS-TALK (1-800-637-8255)
NACCO Industries (holding company)                     anytime from a touch-tone telephone.

INVESTMENT ADVISER                                     WORLD WIDE WEB
Massachusetts Financial Services Company               www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Frederick J. Simmons*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) GLOBAL TOTAL RETURN FUND                                     ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MWT-3 6/99 39M 24/224/324/824